AMENDMENT

TO SCHEDULE A

AMENDED AND RESTATED

EXPENSE LIMITATION AGREEMENT

THIS AMENDED SCHEDULE A lists the Funds and the Expense Limitation Amounts which are established pursuant to the Amended and Restated Expense Limitation Agreement dated April 26, 2019.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE
Lincoln Hedged Nasdaq-100 Fund[2]	0.62%	N/A	0.97%	May 1, 2025	June 21, 2026
Lincoln Hedged S&P 500 Conservative Fund[3]	0.58%	N/A	0.93%	May 1, 2025	June 21, 2026
Lincoln Hedged S&P 500 Fund[4]	0.58%	N/A	0.93%	May 1, 2025	June 21, 2026
Lincoln Opportunistic Hedged Equity Fund	0.59%	N/A	0.94%	May 1, 2025	April 30, 2026
LVIP American Century Balanced Fund	0.67%	0.77%	1.02%	May 1, 2025	April 30, 2026
LVIP American Century Capital Appreciation Fund	0.57%	0.79%	0.94%	May 1, 2025	April 30, 2026
LVIP American Century Inflation Protection Fund	0.36%	0.46%	0.71%	May 1, 2025	April 30, 2026
LVIP American Century International Fund	0.85%	0.95%	1.10%	May 1, 2025	April 30, 2026
LVIP American Century Large Company Value Fund	0.60%	0.70%	0.85%	May 1, 2025	April 30, 2026

*	May be amended only with Board approval.

[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

[2]

Effective upon the substitution of the Lincoln Hedged Nasdaq-100 Fund 2, Lincoln Hedged Nasdaq-100 Fund 3, and Lincoln Hedged Nasdaq-100 Fund 4 into the Lincoln Hedged Nasdaq-100 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.85% (for Standard class) and 1.20% (for Service class) until June 21, 2026.

[3]

Effective upon the substitution of the Lincoln Hedged S&P 500 Conservative Fund 2, Lincoln Hedged S&P 500 Conservative Fund 3, and Lincoln Hedged S&P 500 Conservative Fund 4 into the Lincoln Hedged S&P 500 Conservative Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.69% (for Standard class) and 1.04% (for Service class) until June 21, 2026.

[4]

Effective upon the substitution of the Lincoln Hedged S&P 500 Fund 2, Lincoln Hedged S&P 500 Fund 3, and Lincoln Hedged S&P 500 Fund 4 into the Lincoln Hedged S&P 500 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.70% (for Standard class) and 1.05% (for Service class) until June 21, 2026.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE
LVIP American Century Mid Cap Value Fund	0.76%	0.86%	1.01%	May 1, 2025	April 30, 2026
LVIP American Century Ultra Fund	0.65%	0.75%	0.90%	May 1, 2025	August 31, 2026
LVIP American Century Value Fund	0.60%	0.70%	0.85%	June 1, 2026	June 1, 2028
LVIP American Funds Vanguard Active Passive Growth Fund	0.42%	N/A	0.77%	May 1, 2025	July 1, 2027
LVIP Avantis Large Cap Value Fund	0.61%	0.71%	0.96%	May 1, 2025	April 30, 2026
LVIP BlackRock Dividend Value Managed Volatility Fund	0.63%	N/A	0.88%	August 1, 2025	August 1, 2027
LVIP BlackRock Equity Dividend Fund*	0.67%	N/A	0.97%	May 1, 2025	April 30, 2026
LVIP BlackRock Global Allocation Fund*	0.71%	N/A	0.96%	May 1, 2025	April 30, 2026
LVIP Channing Small Cap Value Fund	0.88%	N/A	1.13%	May 1, 2025	April 30, 2026
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	0.645%	N/A	0.995%	May 1, 2025	April 30, 2026

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.
[2]

Effective upon the substitution of the Lincoln Hedged Nasdaq-100 Fund 2, Lincoln Hedged Nasdaq-100 Fund 3, and Lincoln Hedged Nasdaq-100 Fund 4 into the Lincoln Hedged Nasdaq-100 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.85% (for Standard class) and 1.20% (for Service class) until June 21, 2026.

[3]

Effective upon the substitution of the Lincoln Hedged S&P 500 Conservative Fund 2, Lincoln Hedged S&P 500 Conservative Fund 3, and Lincoln Hedged S&P 500 Conservative Fund 4 into the Lincoln Hedged S&P 500 Conservative Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.69% (for Standard class) and 1.04% (for Service class) until June 21, 2026.

[4]

Effective upon the substitution of the Lincoln Hedged S&P 500 Fund 2, Lincoln Hedged S&P 500 Fund 3, and Lincoln Hedged S&P 500 Fund 4 into the Lincoln Hedged S&P 500 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.70% (for Standard class) and 1.05% (for Service class) until June 21, 2026.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE
LVIP ClearBridge Appreciation Fund	0.70%	N/A	0.95%	May 1, 2026	April 30, 2028
LVIP ClearBridge Dividend Strategy Fund	0.75%	N/A	1.00%	May 1, 2026	April 30, 2028
LVIP ClearBridge Large Cap Growth Fund	0.74%	N/A	0.99%	May 1, 2026	April 30, 2028
LVIP ClearBridge Large Cap Value Fund	0.72%	N/A	0.97%	May 1, 2026	April 30, 2028
LVIP Dimensional International Core Equity Fund	0.62%	N/A	0.87%	May 1, 2025	April 30, 2026
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	0.095%	N/A	0.445%	May 1, 2025	April 30, 2026
LVIP Fidelity Institutional AM® Total Bond Fund*	0.51%	N/A	0.81%	May 1, 2025	April 30, 2026
LVIP Franklin Templeton Core Bond Fund	0.37%	N/A	0.72%	October 31, 2025	October 31, 2027
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.70%	N/A	0.95%	May 1, 2025	June 1, 2026

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.
[2]

Effective upon the substitution of the Lincoln Hedged Nasdaq-100 Fund 2, Lincoln Hedged Nasdaq-100 Fund 3, and Lincoln Hedged Nasdaq-100 Fund 4 into the Lincoln Hedged Nasdaq-100 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.85% (for Standard class) and 1.20% (for Service class) until June 21, 2026.

[3]

Effective upon the substitution of the Lincoln Hedged S&P 500 Conservative Fund 2, Lincoln Hedged S&P 500 Conservative Fund 3, and Lincoln Hedged S&P 500 Conservative Fund 4 into the Lincoln Hedged S&P 500 Conservative Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.69% (for Standard class) and 1.04% (for Service class) until June 21, 2026.

[4]

Effective upon the substitution of the Lincoln Hedged S&P 500 Fund 2, Lincoln Hedged S&P 500 Fund 3, and Lincoln Hedged S&P 500 Fund 4 into the Lincoln Hedged S&P 500 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.70% (for Standard class) and 1.05% (for Service class) until June 21, 2026.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE
LVIP Global Equity Managed Volatility Fund, formerly LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.70%	N/A	0.95%	June 1, 2026	June 1, 2028
LVIP Global Aggressive Growth Allocation Managed Risk Fund	0.325%	N/A	0.575%	May 1, 2025	April 30, 2026
LVIP JPMorgan Retirement Income Fund *	0.38%	N/A	0.63%	May 1, 2025	April 30, 2026
LVIP JPMorgan Short Duration Bond Fund*	0.47%	N/A	0.77%	May 1, 2025	April 30, 2026
LVIP Loomis Sayles Global Growth Fund	0.77%	N/A	1.12%	May 1, 2025	April 30, 2026
LVIP Nomura High Yield Fund*	0.72%	N/A	1.02%	June 1, 2026	June 1, 2028
LVIP Nomura SMID Cap Core Fund*	0.80%	N/A	1.10%	May 1, 2025	April 30, 2026
LVIP Nomura U.S. Growth Fund	0.73%	N/A	1.03%	May 1, 2025	April 30, 2026
LVIP Nomura U.S. REIT Fund*	0.83%	N/A	1.13%	May 1, 2025	April 30, 2026

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.
[2]

Effective upon the substitution of the Lincoln Hedged Nasdaq-100 Fund 2, Lincoln Hedged Nasdaq-100 Fund 3, and Lincoln Hedged Nasdaq-100 Fund 4 into the Lincoln Hedged Nasdaq-100 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.85% (for Standard class) and 1.20% (for Service class) until June 21, 2026.

[3]

Effective upon the substitution of the Lincoln Hedged S&P 500 Conservative Fund 2, Lincoln Hedged S&P 500 Conservative Fund 3, and Lincoln Hedged S&P 500 Conservative Fund 4 into the Lincoln Hedged S&P 500 Conservative Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.69% (for Standard class) and 1.04% (for Service class) until June 21, 2026.

[4]

Effective upon the substitution of the Lincoln Hedged S&P 500 Fund 2, Lincoln Hedged S&P 500 Fund 3, and Lincoln Hedged S&P 500 Fund 4 into the Lincoln Hedged S&P 500 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.70% (for Standard class) and 1.05% (for Service class) until June 21, 2026.

LVIP Multi-Manager International Equity Managed Volatility Fund	0.185%	N/A	0.435%	May 1, 2025	April 30, 2026
LVIP PIMCO Low Duration Bond Fund	0.50%	N/A	0.75%	May 1, 2025	April 30, 2026

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.
[2]

Effective upon the substitution of the Lincoln Hedged Nasdaq-100 Fund 2, Lincoln Hedged Nasdaq-100 Fund 3, and Lincoln Hedged Nasdaq-100 Fund 4 into the Lincoln Hedged Nasdaq-100 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.85% (for Standard class) and 1.20% (for Service class) until June 21, 2026.

[3]

Effective upon the substitution of the Lincoln Hedged S&P 500 Conservative Fund 2, Lincoln Hedged S&P 500 Conservative Fund 3, and Lincoln Hedged S&P 500 Conservative Fund 4 into the Lincoln Hedged S&P 500 Conservative Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.69% (for Standard class) and 1.04% (for Service class) until June 21, 2026.

[4]

Effective upon the substitution of the Lincoln Hedged S&P 500 Fund 2, Lincoln Hedged S&P 500 Fund 3, and Lincoln Hedged S&P 500 Fund 4 into the Lincoln Hedged S&P 500 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.70% (for Standard class) and 1.05% (for Service class) until June 21, 2026.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE
LVIP SSGA Conservative Index Allocation Fund	0.20%	N/A	0.45%	May 1, 2025	April 30, 2026
LVIP SSGA Emerging Markets Equity Index Fund	0.50%	N/A	0.75%	May 1, 2025	April 30, 2026
LVIP SSGA International Managed Volatility Fund	0.245%	N/A	0.495%	May 1, 2025	April 30, 2026
LVIP SSGA Large Cap Managed Volatility Fund	0.245%	N/A	0.495%	May 1, 2025	April 30, 2026
LVIP SSGA Nasdaq-100 Index Fund	0.45%	N/A	0.70%	May 1, 2025	April 30, 2026
LVIP SSGA Short-Term Bond Index Fund	0.3625%	N/A	0.6125%	May 1, 2025	April 30, 2026
LVIP SSGA SMID Cap Managed Volatility Fund	0.245%	N/A	0.495%	May 1, 2025	April 30, 2026
LVIP Structured Moderate Allocation Fund	0.21%	N/A	0.46%	November 1, 2025	October 31, 2027
LVIP T. Rowe Price 2020 Fund	0.24%	N/A	0.49%	May 1, 2025	April 30, 2026

*	May be amended only with Board approval.

[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.

[2]

Effective upon the substitution of the Lincoln Hedged Nasdaq-100 Fund 2, Lincoln Hedged Nasdaq-100 Fund 3, and Lincoln Hedged Nasdaq-100 Fund 4 into the Lincoln Hedged Nasdaq-100 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.85% (for Standard class) and 1.20% (for Service class) until June 21, 2026.

[3]

Effective upon the substitution of the Lincoln Hedged S&P 500 Conservative Fund 2, Lincoln Hedged S&P 500 Conservative Fund 3, and Lincoln Hedged S&P 500 Conservative Fund 4 into the Lincoln Hedged S&P 500 Conservative Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.69% (for Standard class) and 1.04% (for Service class) until June 21, 2026.

[4]

Effective upon the substitution of the Lincoln Hedged S&P 500 Fund 2, Lincoln Hedged S&P 500 Fund 3, and Lincoln Hedged S&P 500 Fund 4 into the Lincoln Hedged S&P 500 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.70% (for Standard class) and 1.05% (for Service class) until June 21, 2026.

LVIP FUND NAME	STANDARD CLASS EXPENSE LIMIT	STANDARD CLASS II EXPENSE LIMIT	SERVICE CLASS EXPENSE LIMIT	EFFECTIVE DATE	TERMINATION DATE
LVIP T. Rowe Price 2030 Fund	0.25%	N/A	0.50%	May 1, 2025	April 30, 2026
LVIP T. Rowe Price 2040 Fund	0.26%	N/A	0.51%	May 1, 2025	April 30, 2026
LVIP T. Rowe Price 2050 Fund	0.27%	N/A	0.52%	May 1, 2025	April 30, 2026
LVIP T. Rowe Price 2060 Fund	0.27%	N/A	0.52%	May 1, 2025	April 30, 2026
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	0.315%	N/A	0.565%	May 1, 2025	April 30, 2026

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.
[2]

Effective upon the substitution of the Lincoln Hedged Nasdaq-100 Fund 2, Lincoln Hedged Nasdaq-100 Fund 3, and Lincoln Hedged Nasdaq-100 Fund 4 into the Lincoln Hedged Nasdaq-100 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.85% (for Standard class) and 1.20% (for Service class) until June 21, 2026.

[3]

Effective upon the substitution of the Lincoln Hedged S&P 500 Conservative Fund 2, Lincoln Hedged S&P 500 Conservative Fund 3, and Lincoln Hedged S&P 500 Conservative Fund 4 into the Lincoln Hedged S&P 500 Conservative Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.69% (for Standard class) and 1.04% (for Service class) until June 21, 2026.

[4]

Effective upon the substitution of the Lincoln Hedged S&P 500 Fund 2, Lincoln Hedged S&P 500 Fund 3, and Lincoln Hedged S&P 500 Fund 4 into the Lincoln Hedged S&P 500 Fund (the “Fund”) on June 21, 2024, LFI agreed to limit the Fund’s prospectus Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) to 0.70% (for Standard class) and 1.05% (for Service class) until June 21, 2026.

MASTER-FEEDER FUNDS
LVIP American Global Small Capitalization Fund	0.10% [1] Service II Class	N/A	May 1, 2025	April 30, 2026

The parties hereto have caused this SCHEDULE A to be signed by their duly authorized officers as of January 1, 2026, and effective in accordance with the dates noted above.

LINCOLN FINANCIAL INVESTMENTS CORPORATION		LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its Funds listed on Schedule A

By:	/s/ Gordon Huellmantel	By:	/s/ James Hoffmayer
Name:	Gordon Huellmantel	Name:	James Hoffmayer
Title:	Senior Vice President	Title:	Vice President & Chief Accounting Officer

*	May be amended only with Board approval.
[1]	Applies only to “Other Expenses” as such term is used in the Fund’s prospectus.